LEASE
                            -----

                    TABLE  OF  CONTENTS
                    -------------------


                                                             Page
                                                             ----

         1.  Premises ---------------------------------------   1
         2.  Term and Delivery of Possession ----------------   1
         3.  Rent -------------------------------------------   2
         4.  Security Deposit -------------------------------   3
         5.  Taxes ------------------------------------------   4
         6.  Use --------------------------------------------   5
         7.  Direct Operating Expenses ----------------------   5
         8.  Maintenance and Repairs ------------------------   7
         9.  Alterations ------------------------------------   7
        10.  Mechanics' Liens -------------------------------   9
        11.  Utilities --------------------------------------   9
        12.  Indemnity --------------------------------------   9
        13.  Waiver of Claims -------------------------------   9
        14.  Insurance --------------------------------------  10
        15.  Damage or Destruction --------------------------  12
        16.  Condemnation -----------------------------------  13
        17.  Assignment and Subletting ----------------------  14
        18.  Default by Tenant ------------------------------  15
        19.  Default by Landlord ----------------------------  18
        20.  Advertisements and Signs -----------------------  19
        21.  Entry by Landlord ------------------------------  19
        22.  Subordination and Attornment -------------------  19
        23.  Estoppel Certificates and Financial Statements -  20
        24.  Notices ----------------------------------------  20
        25.  Waiver -----------------------------------------  20
        26.  No Accord and Satisfaction ---------------------  20

        27.  Attorneys' Fees --------------------------------  21
        28.  Surrender --------------------------------------  21
        29.  Holding Over -----------------------------------  21
        30.  Transfer of Premises by Landlord ---------------  21
        31.  Rules and Regulations of Building --------------  22
        32.  General Provisions -----------------------------  22


EXHIBITS
--------

     Exhibit  "A"     -     Premises

                                      LEASE
                                      -----


     This Lease, dated January 10, 1986 for reference purposes only, is made and
                       -----------
entered  into  by  and  between  Creekside  Industrial Associates, a partnership
                                 --------------------------------    -----------
("Landlord"), whose address is Creekside Industrial Associates, c/o Hockey Meier
                               -------------------------------------------------
Company,  55  Middlefield Road, #140, Menlo Park, CA 94025, and I. C. Sensors, a
----------------------------------------------------------      -------------
California  Corporation  ("Tenant"), whose present address is 430 Persian Drive,
-----------------------                                       ------------------
Sunnyvale, CA 94086, but from and after the Commencement Date (as defined below)
-------------------
shall  be  the  address  of  the  premises,  which  is  1701 McCarthy Boulevard,
                                                        ------------------------
Milpitas,  CA  94035.
--------------------------------------------------------------------------------

     Landlord and Tenant agree to the terms, covenants and conditions of this Lease, as follows:

     1.     Premises.  Landlord hereby leases to Tenant and Tenant hereby leases
            --------
from Landlord for the term, at the rental, and upon all of the other terms, covenants and conditions set forth herein, all of that property as referenced
                                              ----------------------------------
above  consisting  of  a  building  containing  approximately 33,922 square feet
--------------------------------------------------------------------------------
including  on  site  parking,  situated in the City of Milpitas, County of Santa
----------------------------                           --------            -----
Clara,  State  of  California,  shown  as  Exhibit  "A" attached hereto and more
-----
particularly  described  as  follows:

          PARCEL E as shown on the PARCEL MAP filed for record July 17, 1979, in Book 445 of Maps, at pages 51 and 52, Santa Clara County Records.

     The  building  described  above  is  hereafter  called  the  "Building."

     The portion of the Building, or the entire Building, as the case may be, leased by Landlord to Tenant is hereafter called the "premises."

     The parcel of land described above, together with the Building and all other improvements now or hereafter located thereon is hereafter called the "Project."

     The portion of the parcel of land described above not covered by the Building is hereafter called the "Outside Areas."

     Tenant's Share as used in this Lease means that percentage of the total number of square feet of leasable space in the Building which is contained in the premises, which the parties agree is one hundred percent (100%).
                                                ------------            ----

     2.     Term  and  Delivery  of  Possession.
            -----------------------------------

          2.1  Term.  The  term  of  this  Lease  shall be for sixty months (60)
               -----                                           ------------  --
months,  commencing  on  2/1/86 (the "Commencement Date"), and ending on 1/31/91
                        -------                                          -------
(the "Expiration Date"), unless sooner terminated pursuant to the provisions hereof.

          2.2  Delay  in  Delivery  of  Possession.  Notwithstanding  the
               -----------------------------------
Commencement Date set forth in Paragraph 2.1 above, if for any reason Landlord fails to deliver possession of the premises to Tenant on said date, Landlord shall not be


                                       1.

liable to Tenant therefor, nor shall failure extend the term hereof or affect the validity of this Lease or the obligations of Tenant hereunder, except as set forth below, in the event of any delay in delivery of possession, Tenant shall not be obligated to pay rent or to perform any of its other obligations under this Lease, except for payment of the security deposit pursuant to Paragraph 5 below, until possession of the premises is delivered to Tenant. Subject to Paragraph 32.14, if Landlord has not delivered possession of the premises to Tenant within ninety (90) days after the Commencement Date, Tenant may, by written notice to Landlord within five (5) days after expiration of said ninety
(90) day period, terminate this Lease, in which event the parties shall be released from all further obligations hereunder.

     2.3  has  been  omitted.




          2.4  Early  Entry.  If  Tenant  is permitted by Landlord to occupy the
               ------------
premises prior to the Commencement Date for the purpose of installing fixtures or for any other purpose permitted by Landlord, such entry shall be subject to all of the terms and provisions hereof, except for the obligation to pay rent which shall commence on the Commencement Date.

     3.     Rent.
            -----

          3.1  Initial  Base  Rent.  Tenant  shall  pay  to  Landlord  for  each
               -------------------
calendar month of the term of this Lease, monthly base rent (hereafter called "Base Rent"), in installments as follows:

No  rent  shall  be  due for the period February 1, 1986, through July 31, 1986;
and,

$16,961 on the first day of each and every month, in advance, beginning August 1, 1986, and ending January 31, 1987; and,

$22,728 on the first day of each and every month, in advance, beginning February 1, 1987, and ending January 31, 1988; and,

$24,464 on the first day of each and every month, in advance, beginning February 1, 1988, and ending January 31, 1989; and,

$33,922 on the first day of each and every month, in advance, beginning February 1, 1989, and ending January 31, 1990; and,

$35,618 on the first day of each and every month, in advance, beginning February 1, 1990, and ending January 31, 1991.


                                       2.

          3.2  has  been  omitted.




          3.3     Manner  of  Payment.  Tenant  shall  pay  to Landlord the rent
                  -------------------
calculated as set forth above without deduction, offset, or abatement, and without prior notice or demand, in advance on the first day of each calendar month of the term of this Lease. Rent shall be payable in lawful money of the United States to Landlord at the address stated in Paragraph 1 above or to such other persons or at such other places as Landlord may from time to time designate in writing. Tenant's obligation to pay rent for any partial month shall be pro rated on the basis of a thirty (30) day month.

          3.4     Late  Payment Charge.  If any installment of rent or any other
                  --------------------
sum due from Tenant is not received by Landlord within ten (10) days after the due date, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the amount overdue as a late charge for every thirty (30) day period that the rent or other sum remains unpaid.

     4.     Security  Deposit.  Upon  execution  of  this  Lease,  Tenant  shall
            ------------------
deposit with  Landlord in cash the sum of Ten Thousand Dollars ($10,000.00) (the
                                          --------------------  ----------
"Deposit") as security for the faithful performance by Tenant of all of its obligations hereunder. If Tenant fails to pay rent or any other sums due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply, or retain all or any portion of the Deposit for the payment of any rent or other sum in default, or to compensate Landlord for the payment of any other sum which Landlord may become obligated to spend by reason of Tenant's default, or to compensate Landlord for any expenditures, loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Deposit, Tenant shall within ten (10) days after written demand therefor deposit with Landlord an amount in cash sufficient to restore the Deposit to the full amount hereinabove stated. Landlord shall not be required to keep the Deposit separate from its general funds. The Deposit, less any portion thereof which Landlord is entitled to retain, shall be returned, without payment of interest, to Tenant (or at Landlord's option to the last assignee, if any, of Tenant's interest hereunder) within thirty (30) days after the later of the expiration of the term hereof, or the date on which Tenant vacates the premises.


                                       3.

     5.     Taxes.
            ------

          5.1     Tenant's  Personal Property.  Tenant shall pay directly to the
                  ----------------------------
charging authority prior to delinquency all taxes assessed against and levied upon Tenant's leasehold improvements, trade fixtures, furnishings, equipment and all other personal property and merchandise of Tenant situated in or about the premises.

          5.2    Real Property Taxes.
                 -------------------

               (a) Commencing February 1, 1986 Tenant shall pay to Landlord Tenant's Share of all Real Property Taxes (as hereafter defined) levied with respect to the Project. Tenant shall pay to Landlord all Real Property Taxes on or before the alter of (1) ten (10) days prior to delinquency thereof, or (2) the date on which Tenant receives a copy of the tax bill or other reasonable evidence of the amount Real Property Taxes due and payable by Tenant hereunder.

               (b) The term "Real Property Taxes" as used herein shall mean (i) all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay for any general or special assessments for public improvements, services, or benefits and any increases resulting from reassessments caused by any change in ownership, new construction, or change in valuation), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against or with respect to (a) the value, occupancy or use of the Project (as now constructed or as may at any time hereinafter be constructed, altered, or otherwise changed), (b) the fixtures, equipment, and other real or personal property of Landlord that are an integral part of the Project, (c) the gross receipts, income, and rentals from the Project, or (d) the use of the Outside Areas, public utilities, or energy within the Project; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Project; (iii) new excise, transaction, sales, privilege or other tax now or hereafter imposed upon Landlord as a result of this Lease; and (iv) all costs and fees (including attorneys' fees) incurred by Landlord in contesting any Real Property Taxes and in negotiating with public authorities as to any Real Property Taxes. If at any time during the lease term the taxation or assessment of the Project prevailing as of the Commencement Date shall be altered so that in lieu of or in addition to any Real Property Taxes described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate, substitute, or additional tax or charge (i) on the value, use or occupancy of the Project, (ii) on or measured by the gross receipts, income, or rentals from the Project, or on Landlord's business of leasing the Project, or (iii) computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of the Lease. If any Real Property Tax is based upon property or rents unrelated to the Project, then only that part of such Real Property Tax that is fairly allocable to the Project shall be included within the meaning of the term "Real Property Taxes." Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

               (c) Tenant's liability to pay Real Property Taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included in the Lease term at the commencement or expiration of the term.


                                       4.

               (d) If Landlord's lender requires Landlord to pay any or all Taxes into an impound account on a periodic basis during the term of this Lease, Tenant, on notice from Landlord indicating this requirement, shall pay a sum of money toward its liability under Paragraph 5.2 to Landlord on a periodic basis in accordance with the lender's requirements.

     6.     Use.
            ----

          6.1     Permitted  Uses.  The premises shall be used and occupied only
                  ----------------
for  the  following  purposes:  a business engaged in the research, development,
                                ------------------------------------------------
manufacture,  service,  marketing  and  sales  of electronic devices and related
--------------------------------------------------------------------------------
products  and for any lawful purpose incidental thereto, and for no other use or
--------
purpose  without  Landlord's  prior  written  consent.

          6.2     Compliance  with  Law.
                  ----------------------

               (a) Landlord warrants to Tenant that as of the Commencement Date the premises do not violate any applicable building code, regulation or ordinance.

               (b) Except as provided in Paragraph 6.2(a), Tenant shall accept possession of the premises "as is" in their condition existing as of the date of Landlord's delivery of possession thereof to Tenant, subject to all applicable laws, ordinances, codes, rules, orders, directions and regulations of lawful governmental authority regulating the use or occupancy of the premises, and all matters disclosed by any exhibits attached hereto (collectively called "regulations"). Tenant, at Tenant's sole expense, shall promptly comply with all such regulations as may now or hereafter be in effect relating to or affecting the condition, use or occupancy of the premises, except that Tenant shall not be required to make changes to structural elements of the premises which are not directly affected by Tenant's improvements to or use of the premises.

          6.3     Restrictions  on  Use.  Tenant shall not use or permit the use
                  ----------------------
of the premises in any manner that will tend to create waste on the premises or constitute a nuisance to any other occupant or user of the Building or any adjoining building. Tenant shall not use any apparatus, machinery or other equipment in or about the premises that may cause substantial noise or vibration or overload existing electrical systems, or otherwise place any unusual loads upon the floors, walls or ceilings of the premises which may overload the premises or jeopardize the structural integrity of the Building or any part thereof. Tenant shall not make any penetrations of the roof or exterior of the Building without the prior written approval of Landlord. No materials or articles of any nature shall be stored upon any portion of the Outside Areas unless located within an enclosure approved by Landlord. Tenant shall not cause or permit any toxic wastes or by-products or other harmful chemicals to be discharged into the plumbing or sewage system of the Building or onto the land underlying or adjacent to the Building. Tenant shall neutralize, by filtering or otherwise, all acidic, oily or otherwise toxic fumes or wastes generated by tenant's activities on the premises.

          6.4  has  been  omitted.



     7.     Direct  Operating  Expenses.
            ----------------------------

          7.1     Landlord  to  Maintain  and  Control  Outside Areas.  Landlord
                  ---------------------------------------------------
shall maintain the Outside Areas, together with all facilities and improvements now or


                                       5.

hereafter located thereon, and together with all street improvements or other improvements adjacent thereto as may be required from time to time by governmental authority. The manner in which such areas shall be maintained and the expenditures therefor shall be at the sole discretion of Landlord. Landlord shall at all times have exclusive control of the Outside Areas and may at any time temporarily close any part thereof, may exclude and restrain anyone from any part thereof (except the bona fide customers, employees and invitees of Tenant who use the Outside Areas in accordance with the rules and regulations that Landlord may from time to time promulgate), and Landlord may change the configuration of the Outside Areas or the location of facilities thereon so long as any such change by Landlord does not unreasonably interfere with Tenant's use of the premises. Landlord shall also be entitled to employ third parties to operate and maintain all or any part of such areas on such terms and conditions as Landlord shall in its sole discretion deem reasonable and proper. The surface parking facilities shall be available for the automobiles of Tenant and Tenant's customers, employees and invitees on a non-assigned, non-exclusive basis. In exercising any such rights, Landlord shall make a reasonable effort to minimize any disruption of Tenant's business.

          7.2     Tenant  to  Pay.  Tenant  shall  pay  Tenant's  Share  of such
                  ---------------
reasonable costs and expenses as may be paid or incurred by Landlord in maintaining, operating and repairing the Outside Areas and such adjacent areas referred to in Paragraph 7.1 (hereinafter referred to as the "Direct Operating Expenses") during the term of this lease. The Direct Operating Expenses may include, without limitation, dues payable by Landlord for membership in any property owners association formed for the benefit of the Project, and the cost of labor, materials, supplies and service used or consumed in maintaining, operating and repairing the Outside Areas and such adjacent areas referred to in Paragraph 8.1, including without limitation, the following: (a) landscaping maintenance and replacement; (b) cleaning and repairing concrete walkways and patios; (c) sweeping and repairing paved parking areas; (d) operating and maintaining the parking and landscaping pole lighting, if any; (e) maintaining all directional and security signs; (f) furnishing water for landscaping; (g) pest control service (exterior only); (h) security patrol service (if any); and
(i)  rental  or  depreciation  on  maintenance  and  operating  machinery.

          7.3     Monthly  Payments.  Commencing  February  1, 1986 Tenant shall
                  -----------------
pay to Landlord on the first day of each calendar month during the twelve (12) month period immediately following the Commencement Date an amount estimated by Landlord to be one-twelfth of Tenant's Share of the Direct Operating Expenses for such twelve (12) month period. Landlord estimates that one-twelfth of Tenant's Share of the Direct Operating Expenses for the initial twelve (12) month period will be Four Hundred Dollars ($400.00). During each one (1) year
                       ------------------------------
period after the initial year following the Commencement Date, Tenant shall pay to Landlord on the first day of each calendar month thereof in advance one-twelfth of Tenant's Share (to the nearest $5.00) of the actual Direct Operating Expenses for the one (1) year period immediately prior thereto. Within sixty (60) days following the end of each calendar year Landlord shall furnish Tenant a statement covering the calendar year and the payments made by Tenant with respect to such period as set forth in the Paragraph 7.3. If Tenant's payments for said Direct Operating Expenses did not equal the actual amount of said Direct Operating Expenses, Tenant shall pay to Landlord the deficiency within ten (10) days after receipt of such statement. If said payments exceed the actual Direct Operating Expenses, Landlord shall either credit the excess against payment next thereafter to become due to Landlord pursuant to this Paragraph 7.3, or refund the amount of the overpayments to Tenant, in cash, as Landlord shall elect. Direct Operating Expenses shall be prorated as of the Commencement Date and the Expiration Date (or the date of any sooner termination of the term of this Lease ) to reflect the portion of the calendar year occurring within the lease term.


                                       6.

     8.     Maintenance  and  Repairs.
            --------------------------

          8.1     Tenant's  Obligations.  Except  as  provided  in  Paragraphs
                  ----------------------
6.2(a), 8.2, 15, and 16, Tenant shall, at Tenant's expense, keep in good and safe condition, order and repair the premises and every part thereof, including without limitation, all plumbing, heating, air conditioning, ventilating, fire sprinklers, electrical and lighting facilities, systems, appliances, and equipment within the premises; fixtures, interior walls, interior surfaces of exterior walls, floors, ceilings, windows, doors, entrances, all glass (including plate glass), and skylights located within the premises. Tenant shall, at Tenant's expense, maintain in full force at all times during the term of this Lease a heating, ventilating and air conditioning ("HVAC") systems preventive maintenance contract with a qualified service company satisfactory to Landlord covering all HVAC systems servicing the premises, which shall provide for and include without limitation replacement of filters, oiling and lubricating of machinery, parts replacement, adjustment of drive belts, oil changes, weather proofing of all exposed HVAC equipment and ducts, and other preventive maintenance; provided, however, that Tenant shall have the benefit of all warranties available to Landlord regarding the equipment in said systems. Said contract shall call for periodic servicing no less than every sixty (60) days. Tenant shall provide for the periodic washing of all such windows at least once every ninety (90) days during the Lease term. Tenant shall furnish Landlord with copies of all such service contracts, which shall provide that they may not be cancelled or changed without at least thirty (30) days prior written notice to Landlord. All repairs required to be made by Tenant shall be made promptly with new materials of like kind and quality. If the repair work affects the structural parts of the Building, or if the estimate cost of any item of repair exceeds $1,000, then Tenant shall first obtain Landlord's written approval of the scope of work, plans therefor, materials to be used, and the contractor. Tenant hereby waives the benefit of any statute now or hereinafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the premises in good condition, order and repair. Tenant specifically waives all rights it may have under Sections 1932(1), 1941, and 1942 of the California Civil Code, and any similar or successor statute or law.

          8.2     Landlord's  Obligations.  Landlord  shall,  at  Landlord's
                  -----------------------
expense, keep in good condition, order and repair the foundation and exterior walls of the Building (excluding the interior of all walls and the exterior and interior of all windows, doors, plate glass, and show cases), and the exterior roof of the Building (except that Tenant shall repair at Tenant's expense any damage caused by Tenant's activities on the roof, including but not limited to the installation of air conditioning equipment and/or duct work, or other roof penetrations, and improper flashing or caulking, and any damage to exposed air conditioning equipment and duct-work installed by or for Tenant). Landlord shall exercise reasonable diligence in performing such repairs as soon as practicable. However, Landlord shall have no obligation to make repairs under this Paragraph 8.2 until a reasonable time after Landlord's receipt of written notice from the Tenant of the need for such repairs. Except as otherwise specifically provided herein, there shall be no abatement of rent or other sums payable by Tenant prior to or during any repairs by Tenant or Landlord.

     9.     Alterations.
            ------------

          9.1     Landlord's  Consent  Required.  Tenant  shall  not,  without
                  -----------------------------
Landlord's prior written consent, which shall not be unreasonably withheld, make any alterations, improvements, additions, or utility installations (collectively


                                       7.

called "alterations") in, on or about the premises, except for nonstructural alterations which in the aggregate do not exceed Ten Thousand Dollars ($10,000) in cost with written notification to Landlord describing said alternations. As used in this Paragraph 9.1, the term "utility installation" means power panels, wiring, florescent fixtures, space heaters, conduits, air conditioning and plumbing. Prior to construction or installation of any alterations, Landlord may require Tenant to provide Landlord, at Tenant's expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such alterations, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Tenant make any alterations without the prior written consent of Landlord, Tenant shall immediately remove the same at Tenant's expense upon demand by Landlord.

          9.2     Plans and Permits.  Any alteration that Tenant shall desire to
                  -----------------
make in or about the premises and which requires the consent of Landlord shall be presented to Landlord in written form, with proposed detailed plans and specifications therefor prepared at Tenant's sole expense. Any consent by Landlord thereto shall be deemed conditioned upon Tenant's acquisition of all permits required to make such alteration from all appropriate governmental agencies, the furnishing of copies thereof to Landlord prior to commencement of the work, and the compliance by Tenant with all conditions of said permits in a prompt and expeditious manner, all at Tenant's sole expense. Upon completion of any such alteration, Tenant, at Tenant's sole cost, shall immediately deliver to Landlord "as-built" plans and specification therefor.

          9.3     Construction  Work  Done  by  Tenant.  All  construction  work
                  ------------------------------------
required or permitted to be done by Tenant shall be performed by a licensed contractor in a prompt, diligent, and good and workmanlike manner and shall conform in quality and design with the premises existing as of the Commencement Date, and shall not diminish the value of the Building. In addition, all such construction work shall be performed in compliance with all applicable statutes, ordinances, regulations, codes and orders of governmental authorities and insurers of the premises. Tenant or its agents shall secure all licenses and permits necessary therefor.

          9.4     Roof  Repairs.  All installation of air conditioning equipment
                  -------------
and duct work requiring penetration of the roof shall be properly flashed and caulked. And electrical or refrigeration conduits or other piping or materials installed by Tenant in the Building shall be installed beneath the surface of the roof (and not on the surface of the roof), and Tenant shall thereafter repair and re-roof the affected portions of the roof surface. Any equipment placed by Tenant on the roof shall be elevated and supported by Tenant so as not to inhibit drainage or Landlord's repair of the roof pursuant to Paragraph 8.2.

          9.5     Title  to  Alterations.  Unless  Landlord requires the removal
                  ----------------------
thereof as set forth in Paragraphs 9.1 or 9.6, any alterations which may be made on the premises, shall upon installation or construction thereof on the premises become the property of Landlord and shall remain upon and be surrendered with the premises at the expiration or sooner termination of the term of this Lease. Without limiting the generality of the foregoing, all heating, lighting electrical (including all wiring, conduits, main and subpanels), air conditioning, partitioning, drapery, and carpet installations made by Tenant, regardless of how affixed to the premises, together with all other alterations that have become an integral part of the premises, shall be and become the property of Landlord upon installation, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the premises at the expiration or sooner termination of this Lease. Notwithstanding the provisions of this Paragraph 9.5, Tenant's furnishings, machinery and equipment, other than that which is affixed to the premises, shall remain the property of Tenant and may be removed by Tenant, provided Tenant at Tenant's expense immediately after removal repairs any damage to the premises caused thereby.


                                       8.

          9.6    Removal of Alterations. Landlord may elect, by notice to Tenant
                 ----------------------
at  least  thirty  (30) days before expiration of the Lease term, or within five
(5) days after sooner termination thereof, to require Tenant to remove any alterations that Tenant has made to the premises and to restore the premises as hereafter provided. If Landlord so elects, Tenant shall, at its sole expense, upon expiration of the Lease term or within twenty (20) days after any sooner termination thereof, remove such alterations which were approved by Landlord on the condition of subsequent removal at Landlord's election upon termination of this Lease, repair any damage occasioned thereby, and restore the premises to the condition existing as of the Commencement Date or such other condition as may reasonably be designated by Landlord in its election. The obligations of Tenant set forth in this paragraph shall survive the termination of this Lease.

     10.     Mechanics'  Liens.  Tenant  shall pay when due all claims for labor
             -----------------
or materials furnished or alleged to have been furnished to or for tenant at or for use in the premises, which claims are or may be secured by any mechanics' or materialman's lien against the premises or any interest therein. Tenant shall give Landlord notice of the date of commencement of any work in the premises not less than ten (10) days prior thereto, and Landlord shall have the right to post notices of non-responsibility or similar notices in or on the premises in connection therewith.

     11.     Utilities.  Tenant  shall  pay  when  due  directly to the charging
             ---------
authority all charges for water, gas, electricity, telephone, refuse pickup, janitorial services, and all other utilities and services supplied or furnished to the premises during the term of this Lease, together with any taxes thereon. In no event shall Landlord be liable to Tenant for failure or interruption of any such utilities or services, unless caused by the willful misconduct of Landlord, and no such failure or interruption shall entitle Tenant to terminate this Lease or to withhold rent or other sums due hereunder. Landlord shall not be responsible for providing security guards or other security protection for all or any portion of the premises, and Tenant shall at its own expense provide or obtain such security services as Tenant shall desire to insure the safety of the premises.

     12.     Indemnity.  Tenant  hereby  indemnifies Landlord and holds Landlord
             ---------
harmless from and against any and all claims for damage, loss, expense or liability due to, but not limited to, bodily injury, including death resulting at any time therefrom, and/or property damage, now or hereafter arising from any act, work or things done or permitted to be done or otherwise suffered, or any omission in or about the premises, by Tenant or by any of Tenant's agents, employees, contractors, or invitees, or from any breach or default by Tenant in the performance of any obligation on the part of Tenant to be performed under the terms of this Lease, except to the extent such damage, loss, expense or liability is caused by the sole and active negligence or willful misconduct of Landlord or its employees or agents. Tenant shall also indemnify Landlord from and against all damage, loss, expense (including without limitation, attorneys' fees), and liability incurred or suffered by Landlord in the defense of or arising out of or resulting from any such claim or any action or proceeding brought thereon. In the event any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. The obligations of Tenant contained in this paragraph shall survive the termination of this Lease.

     13.     Waiver of Claims.  Tenant hereby waives any claims against Landlord
             ----------------
for injury to Tenant's business or ay loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, or for injury or death of Tenant's agents, employees, invitees, or any other person in or about the premises from any cause whatsoever, regardless of whether the same results from conditions existing upon the premises or from other sources or places, and


                                       9.

regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant.

     14.     Insurance.
             ----------

          14.1     Tenant's  Liability  Insurance.  Tenant  shall,  at  Tenant's
                   ------------------------------
expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the condition, use, occupancy or maintenance of the premises. Such policy of insurance shall have a combined single limit for both bodily injury and property damage in an amount not less than Three Million Dollars ($3,000,000). The policy shall contain cross liability endorsements and shall insure performance by tenant of the indemnity provisions of Paragraph 12. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. Not more frequently than once each calendar year if, in the reasonable opinion of Landlord, the amount of liability insurance required hereunder is not adequate, Tenant shall increase said insurance coverage as reasonable required by Landlord; provided that, in no event shall any such increase result in an increase in the premium therefor of greater than fifty percent (50%) of the amount of the premium during the preceding year of the term of this Lease. The failure of Landlord to require any additional insurance coverage at any time shall not relieve Tenant from the obligation to provide increased coverage at any later time or relieve Tenant from any other obligations under this Lease.

          14.2     Landlord's  Liability  Insurance.  Landlord  may  maintain  a
                   ---------------------------------
policy or policies of comprehensive general liability insurance insuring Landlord (and such other persons as may be designated by Landlord) against liability for personal injury, bodily injury or death and damage to property occurring or resulting form an occurrence in, on, or about the Project with a combined single limit of not less than Three Million Dollars ($3,000,000), or such greater coverage as Landlord may from time to time determine is reasonably necessary for his protection.

          14.3     Property  Insurance.
                   --------------------

               (a) Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Project, but excluding coverage of merchandise, fixtures, equipment and leasehold improvements of Tenant which are not considered part of the real estate for insurance purposes, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), including boiler and machinery coverage and an inflation endorsement, and at Landlord's option flood and earthquake. In addition, Landlord shall obtain and keep in force, during the term of this Lease, a policy of rental loss insurance covering a period of one year, commencing on the date of loss, with proceeds payable to Landlord, which insurance may also cover all Taxes, Direct Operating Expenses, insurance premiums, and other sums payable by Tenant to Landlord hereunder for said period. The insurance coverage may include sprinkler leakage insurance if the Building contains fire sprinklers. Tenant shall have no interest in or right to the proceeds of any such insurance carried by Landlord.

               (b) Tenant shall, at Tenant's sole expense, obtain and keep in force during the term of this Lease, a policy of fire and extended coverage insurance including a standard "all risk" endorsement, and a sprinkler leakage endorsement (if the premises shall be sprinklered), insuring the inventory, fixtures, equipment, personal property, and leasehold improvements and alterations of Tenant within the premises for the full replacement value thereof, as the


                                       10.

same may increase from time to time due to inflation or otherwise. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured and Landlord shall have no interest in the proceeds of such insurance.

          14.4     Payment.  Commencing  February  1,  1986  Tenant shall pay to
                   --------
Landlord, during the term hereof, as additional rent, Tenant's Share of the premiums for the insurance obtained by Landlord pursuant to Paragraphs 14.2 and 14.3(a). Notwithstanding the foregoing, Landlord may obtain liability insurance and property insurance for the Project separately, or together with other buildings and improvements under blanket policies of insurance. In the latter case Tenant shall be liable for only such portion of the premiums for such blanket policies as are allocable to the premises, as reasonably determined by the insurer or Landlord. Tenant shall pay such premiums to Landlord within thirty (30) days after receipt by Tenant of a copy of the premium statement or other reasonable evidence of the amount due. If the term of this Lease does not expire concurrently with the expiration of the period covered by such insurance, Tenant's liability for premium shall be prorated on an annual basis.

          14.5     Insurance Policies.  The insurance required to be obtained by
                   -------------------
Tenant pursuant to Paragraphs 14.1 and 14.3(b) shall be primary insurance and shall provide that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord,
(b) shall be in a form satisfactory to Landlord, (c) shall be carried with companies acceptable to Landlord, and (d) shall specifically provide that such policies shall not be subject to cancellation, reduction of coverage or other change except after at least thirty (30) days prior written notice to Landlord. The policy or policies, or duly executed certificates for them, together with satisfactory evidence of payment of the premium thereon, shall be deposited with Landlord on or prior to the Commencement Date, and upon each renewal of such policies, which shall be effected not less than thirty (30) days prior to the expiration date of the term of such coverage. Tenant shall not do or permit to be done anything which shall invalidate any of the insurance policies referred to in Paragraphs 14.1, 14.2, and 14.3.

          14.6     Waiver  of  Subrogation.  Tenant  and  Landlord  each  hereby
                   ------------------------
waives any and all rights of recovery against the other, or against the officers, employees, agents and representative of the other, for loss of or damage to the property of the waiving party or the property of others under its control, where such loss or damage is insured against under any insurance policy carried by Landlord or Tenant and in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

          14.7     No Limitation of Liability.  Landlord makes no representation
                   ---------------------------
that the limits of liability specified to be carried by Tenant or Landlord under the terms of this Lease are adequate to protect any party. If Tenant believes that the insurance coverage required under this Lease is insufficient to adequately protect Tenant, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

          14.8     Impounding  of  Premiums.  If  Landlord's  lender  requires
                   -------------------------
Landlord to pay insurance premiums into an impound account on a periodic basis during the term of this Lease, Tenant, upon notice form Landlord indicating this requirement, shall pay a sum of money toward its liabilities under this Paragraph 14 to Landlord on a periodic basis in accordance with the lender's requirements. Landlord shall impound the insurance premiums received from Tenant in accordance with the requirements of the lender.


                                       11.

     15.     Damage  or  Destruction.
             -----------------------

          15.1     Partial  Damage-Insured.   Subject  to  the  provisions  of
                   -----------------------
Paragraphs 15.3 and 15.4, if the premises or the building, as the case may be, are damaged to the extent of less than eighty percent (80%) of the then replacement value thereof (excluding excavations and foundations with respect to the Building), such damage was caused by an act or casualty covered under an insurance policy required to be maintained pursuant to Paragraph 14.2(a), and the proceeds of such insurance received by Landlord are sufficient to repair the damage, Landlord shall at Landlord's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

          15.2     Partial  Damage-Uninsured.   Subject  to  the  provisions  of
                   ------------------------
Paragraphs 15.3 and 15.4, if at any time during the term hereof the premises or the Building, as the case may be, are damaged and the proceeds received by Landlord are not sufficient to repair such damage, or such damage was caused by an act or casualty not covered under an insurance policy required to be maintained by Landlord pursuant to Paragraph 14.2(a), Landlord may at Landlord's option either (a) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (b) give written notice of termination of this Lease to Tenant within thirty (30) days after the date of the occurrence of such damage, with the effective date of such termination to be the date of the occurrence of such damage. In the event Landlord gives such notice of termination of this Lease, Tenant shall have the right, within ten (10) days after receipt of such notice, to agree in writing on a basis satisfactory to Landlord to pay for the entire cost of repairing such damage less only the amount of insurance proceeds, if any, received by Landlord, in which event the notice of termination shall be ineffective and this Lease shall continue in full force and effect, and Landlord shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period this Lease shall be terminated pursuant to such notice of termination by Landlord.

          15.3     Total  Destruction.  If  at  any  time during the term hereof
                   ------------------
either the premises or the Building is destroyed to the extent of eighty percent (80%) or more of the then replacement value thereof (excluding excavations and foundations with respect to the Building), from any cause whether or not covered by the insurance maintained by Landlord pursuant to Paragraph 14.2(a), this Lease shall at the option of Landlord terminate as of the date of such destruction. Landlord shall exercise its right to terminate this Lease by delivery of notice of termination to Tenant within thirty (30) days after the date that Tenant notifies Landlord of the occurrence of such damage. In the event Landlord does not elect to terminate this Lease, Landlord shall at Landlord's expense repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect.

          15.4     Damage  Near End of Term. If the premises or the Building, as
                   ------------------------
the case may be, are destroyed or damaged in whole or in part to the extent of $50,000 or more whether from an insured or uninsured casualty, during the last six (6) months of the term of this Lease, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty
(30)  days  after  the  date  of  occurrence  of  such  damage.

          15.5     Abatement  of Rent.  Notwithstanding anything to the contrary
                   ------------------
contained in Paragraph 3 or elsewhere in this Lease, if the premises are partially damaged and Landlord repairs or restores them pursuant to the provisions of this Paragraph 15, the rent, including Tenant's Share of Direct Operating Expenses, Taxes, and insurance premiums, payable hereunder for the period


                                       12.

commencing on the occurrence of such damage and ending upon completion of such repair or restoration shall be abated in proportion to the extent to which Tenant's use of the premises is impaired during the period of repair; provided that, nothing herein shall be construed to preclude Landlord from being entitled to collect the full amount of any rental loss insurance proceeds. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

          15.6     Waiver.  Tenant  waives  the  provisions  of California Civil
                   ------
Code Sections 1932(2) and 1933(4), and any similar or successor statutes relating to termination of leases when the thing leased is substantially or entirely destroyed, and agrees that any such occurrence shall instead be governed by the terms of this Lease.

          15.7     Tenant's  Property.  Landlord's  obligation  to  rebuild  or
                   ------------------
restore shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the premises.

          15.8     Notice  of  Damage.  Tenant shall notify Landlord within five
                   ------------------
(5) days after the occurrence thereof of any damage to all or any portion of the premises. In no event shall Landlord have any obligation to repair or restore the premises pursuant to this Paragraph 15 until a reasonable period of time after Landlord's receipt of notice from Tenant of the nature and scope of any damage to the premises, and a reasonable period of time to collect insurance proceeds arising from such damage (unless such damage is clearly not covered by insurance then in effect covering the premises).

          15.9     Replacement  Cost.  The  determination  in  good  faith  by
                   -----------------
Landlord of the estimated cost of repair of any damage, or of the replacement cost, shall be conclusive for purposes of this Paragraph 15.

     16.     Condemnation.
             -------------

          16.1     Partial  Taking.  If  part  of  the premises is taken for any
                   ---------------
public  or  quasi-public  use,  under  any  statute  or  right of eminent domain
(collectively a "taking"), and a part of the premises remains which is reasonably suitable for Tenant's continued occupancy for the uses permitted by this Lease, and a portion of the parking area within the Project remains which is equivalent to at least fifty percent (50%) of the parking area originally contained in the Project, this Lease shall, as to the part so taken, terminate as of the date the condemnor or purchaser takes possession of the property being taken, and the rent payable hereunder shall be reduced in the same proportion that the floor area of the portion of the premises so taken bears to the original floor area of the premises. Landlord shall, at its own cost and expense, make all necessary repairs or alterations to the premises in order to make the portion of the premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of the work done by Landlord in originally constructing the premises. Each party hereto waives the provisions of California Code of Civil Procedure Section 1265.130 allowing either party to petition the superior court to terminate this Lease in the event of a partial taking of the premises.

          16.2     Total  Taking.  If  all of the premises, or such part thereof
                   -------------
is taken so that there does not remain a portion of the premises suitable for Tenant's continued occupancy for the uses permitted hereunder, or more than fifty percent (50%) of the original parking area within the Project is taken, such taking shall be treated as a total taking and this Lease shall terminate upon the date possession shall be taken by the condemning authority.


                                       13.

          16.3     Distribution  of  Award.  If a part or all of the premises is
                   -----------------------
taken, all compensation awarded upon such taking shall belong to and be paid to Landlord, except that Tenant shall receive from the award a sum attributable to Tenant's improvements or alterations made to the premises by Tenant at Tenant's expense with Landlord's consent in accordance with this Lease which Tenant has the right to remove from the premises pursuant to the provisions of this Lease, but elects not to remove; or, if Tenant elects to remove any such improvements or alterations made to the premises at Tenant's expense, Tenant shall receive a sum for reasonable removal and relocation costs not to exceed the market value of such improvements or alterations on the date possession of the premises is taken.

          16.4     Sale Under Threat of Condemnation.  A sale by Landlord to any
                   ----------------------------------
authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for purposes of this Paragraph 16.

     17.     Assignment  and Subletting.  Tenant shall not assign this Lease, or
             ---------------------------
any interest therein, voluntarily or involuntarily, and shall not sublet the premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the premises, or any portion thereof, without the prior written consent of Landlord in each instance pursuant to the terms and conditions set forth below, which consent shall not unreasonably be withheld.

          17.1     Documentation.  Prior  to  any  assignment  or sublease which
                   --------------
Tenant desires to make, Tenant shall provide to Landlord the name and address of the proposed assignee or sublessee, and true and complete copies of all documents relating to Tenant's prospective agreement to assign or sublease, and shall specify all consideration to be received by Tenant for such assignment or sublease in the form of lump sum payments, installments of rent, or otherwise. For purposes of this Paragraph 17, the term "consideration" shall include, without limitation, all monies or other consideration of any kind, if such sums are related to Tenant's interest in this Lease or in the premises, including but not limited to, bonus money, and payments (in excess of book value thereof) for Tenant's assets, fixtures, inventory, accounts, good will, equipment, furniture, general intangibles, and any capital stock or other equity ownership of Tenant. Within thirty (30) days after the receipt of such written notice, Landlord shall either consent in writing to such proposed assignment or sublease subject to the terms and conditions hereinafter set forth, or notify Tenant in writing that Landlord refuses such consent, specifying reasonable grounds for such refusal.

          17.2     Terms  and Conditions.  As a condition to Landlord's granting
                   ----------------------
its consent to any assignment or sublease, (a) Landlord may require that Tenant pay to Landlord, as and when received by Tenant, one-half of the amount of any excess of such consideration to be received by Tenant in connection with said assignment or subletting over and above the rental amount fixed by this Lease and payable by Tenant to Landlord; provided that Tenant shall first be entitled to retain an amount of such excess consideration equal to Tenant's reasonable direct costs of assigning or subletting, including real estate brokerage commissions, if any, and (b) Tenant and the proposed assignee or sublessee must demonstrate to Landlord's reasonable satisfaction that the assignee or sublessee is financially responsible and proposes to use the premises for substantially the same use or a use which is otherwise satisfactory to Landlord, and the proposed use is not injurious to the premises. Each assignment or sublease agreement to which Landlord has consented shall be an instrument in writing in form satisfactory to Landlord, and shall be executed by both Tenant and the assignee or sublessee, as the case may be. Each such assignment or sublease


                                       14.

agreement shall recite that it is and shall be subject and subordinate to the provisions of this Lease, that the assignee or sublessee accepts such assignment or sublease and agrees to perform all of the obligations of Tenant hereunder, and that the termination of this Lease shall, at Landlord's sole election, constitute a termination of every such assignment or sublease. In the event Landlord shall consent to an assignment or sublease, Tenant shall nonetheless remain primarily liable for all obligations and liabilities of Tenant under this Lease, including but not limited to the payment of rent. Tenant agrees to reimburse Landlord upon demand for reasonable attorneys' fees incurred by Landlord in connection with the negotiation, review, and documentation of any such requested assignment or subleasing. Tenant hereby stipulates that the foregoing terms and conditions are reasonable.

          17.3     Partnership.  If  Tenant  is  a  partnership,  a  transfer,
                   -----------
voluntary or involuntary, of all or any part of an interest in the partnership, or the dissolution of the partnership, shall be deemed an assignment requiring Landlord's prior written consent.

          17.4     Corporation.  If  Tenant  is  a corporation, any dissolution,
                   -----------
merger, consolidation, or other reorganization of Tenant, or the transfer, either all at once or in a series of transfers, of a controlling percentage of the capital stock of Tenant, or the sale, or series of sales within any one (1) year period, of all or substantially all of Tenant's assets located in, on, or about the premises, shall be deemed an assignment. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors.

          17.5     Landlord's  Remedies.  Any  assignment  or  sublease  without
                   ---------------------
Landlord's prior written consent shall at Landlord's election be void, and shall constitute a default. The consent by Landlord to any assignment or sublease shall not constitute a waiver of the provisions of this Paragraph 17, including the requirement of Landlord's prior written consent, with respect to any subsequent assignment or sublease. If Tenant shall purport to assign this Lease, or sublease all or any portion of the premises, without Landlord's prior written consent, Landlord may collect rent from the person or persons then or thereafter occupying the premises and apply the net amount collected to the rent reserved herein, but no such collection shall be deemed a waiver of Landlord's rights and remedies under this Paragraph 17, or the acceptance of any such purported assignee, sublessee or occupant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

          17.6     Encumbrances,  Licenses  and  Concession  Agreements.  Tenant
                   -----------------------------------------------------
shall not encumber its interest under this Lease or any rights of Tenant hereunder, or enter into any license or concession agreement respecting all or any portion of the premises, without Landlord's prior written consent which consent shall not unreasonably be withheld subject to the terms and conditions referred to in paragraph 17.2 above, and Tenant's granting of any such encumbrance, license, or concession agreement shall constitute an assignment for purposes of this Paragraph 17.

     18.     Default  by  Tenant.
             --------------------

          18.1     Event  of  Default.  The occurrence of any one or more of the
                   -------------------
following events (an "Event of Default") shall constitute a default and breach of this Lease by Tenant:


                                       15.

               (a) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, and such failure shall not have been cured within three (3) days after written notice thereof from Landlord; provided that, if three or more such failures shall occur in any one year period during the Lease term, then each and every succeeding failure to pay any sum payable hereunder when due shall constitute an Event of Default, and Tenant shall not be entitled to a three (3) day cure period or notice from Landlord with respect to any such failure to pay;

               (b) Tenant's failure to perform any other term, covenant or condition contained in this Lease and such failure shall have continued for fifteen (15) days after written notice of such failure is given to Tenant; provided that, where such failure cannot reasonably be cured within said fifteen
(15) day period, Tenant shall not be in default if Tenant commences such cure within said fifteen (15) day period Tenant shall not be in default if Tenant commences such cure within said fifteen (15) day period and thereafter diligently continues to pursue all reasonable efforts to complete said cure until completion thereof,

               (c) Tenant's failure to inhabit and maintain the premises for a period of more than ten (10) consecutive days, or Tenant's removal of all or substantially all of its equipment and other possessions from the premises;

               (d) Tenant's assignment of its assets for the benefit of its creditors;

               (e) The sequestration of, attachment of, or execution on, any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business on the premises, and Tenant shall have failed to obtain a return or release on such property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or execution, whichever is earlier;

               (f) An entry of any of the following orders by a court having jurisdiction, and such order shall have continued for a period of thirty (30) days: (1) an order for relief in any proceeding under Title 11 of the United States Code, or an order adjudicating Tenant to be bankrupt or insolvent; (2) an order appointing a receiver, trustee or assignee of Tenant's property in bankruptcy or any other proceeding; or (3) an order directing the winding up or liquidation of Tenant; or

               (g) The filing of a petition to commence against Tenant an involuntary proceeding under Title 11 of the United States Code, and Tenant shall fail to cause such petition to be dismissed within thirty (30) days thereafter, except when Tenant continues to pay rent per this Lease Agreement.

          18.2     Remedies.  Upon any Event of Default, Landlord shall have the
                   ---------
following remedies, in addition to all other rights and remedies provided by law or equity:

               (a) Landlord shall be entitled to keep this Lease in full force and effect for so long as Landlord does not terminate Tenant's right to possession (whether or not Tenant shall have abandoned the premises) and Landlord may enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due under this Lease, plus interest at the lesser of fifteen percent (15%) per annum or the highest rate then allowed by law, from the due date of each installment of rent or other sum until paid; or

               (b) Landlord may terminate the Tenant's right to possession by giving Tenant written notice of termination. On the giving of the notice, this


                                       16.

Lease and all of Tenant's rights in the premises shall terminate. Any termination under this paragraph shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or rent previously accrued or then accruing against Tenant.

               In the event this Lease is terminated pursuant to this Paragraph 18.2(b), Landlord may recover from Tenant:

                    (1) the worth at the time of award of the unpaid rent which had been earned at the time of termination; plus

                    (2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss for the same period that Tenant proves could have been reasonably avoided; plus

                    (3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; plus

                    (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including without limitation, the following: (i) expenses for cleaning, repairing or restoring the premises; (ii) expenses for altering, remodeling or otherwise improving the premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent payable by a new tenant, direct payment or allowance to a new tenant, or otherwise); (iii) real estate leasing commissions, advertising costs and other expenses of reletting the premises;
(iv) costs incurred as owner of the premises including without limitation taxes and insurance premiums thereon, utilities and building security; (v) expenses in retaking possession of the premises; (vi) attorneys' fees and court costs; and
(vii)  any  unamortized  lease  commission  paid  in connection with this Lease.

               The "worth at the time of award" of the amounts referred to in subparagraphs (1) and (2) of this Paragraph 18.2(b) shall be computed by allowing interest at the lower of fifteen percent (15%) per annum, or the maximum rate then permitted by law. The "worth at the time of award" of the amount referred to in subparagraph (3) of this paragraph shall be computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "time of award" as used in subparagraphs (1), (2), and (3) shall mean the date of entry of a judgment or award against Tenant in an action or proceeding arising out of Tenant's breach of this Lease. The term "rent" as used in this paragraph shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

               (c) This Lease may be terminated by a judgment specifically providing for termination, or by Landlord's delivery to Tenant of written notice specifically terminating this Lease. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease or a waiver of Landlord's right to recover damages under this Paragraph 18:

                    (1) appointment of a receiver in order to protect Landlord's interest hereunder;


                                       17.

                    (2) consent to any subletting of the premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

                    (3) any other action by Landlord or Landlord's agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the premises, or any action taken to relet the premises or any portion thereof for the account of Tenant and in the name of Tenant.

          18.3     No  Relief  From Forfeiture After Default.  Tenant waives all
                   -----------------------------------------
rights of redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, and under any other present or future law, in the event Tenant is evicted or Landlord otherwise lawfully takes possession of the premises by reason of any Event of Default.

          18.4     Landlord's  Right to Perform Tenant's Obligations.  If Tenant
                   -------------------------------------------------
shall at any time fail to make any payment or perform any other act required to be made or performed by Tenant under this Lease, then Landlord may, but shall not be obligated to, make such payment or perform such other act to the extent Landlord may deem desirable, and may, in connection therewith, pay any and all expenses incidental thereto and employ counsel. No such action by Landlord shall be deemed a waiver by Landlord of any rights or remedies Landlord may have as a result of such failure by Tenant, or a release of Tenant from performance of such obligation. All sums so paid by Landlord, including without limitation all penalties, interest and costs in connection therewith, shall be due and payable by Tenant to Landlord on the day immediately following any such payment by Landlord. Landlord shall have the same rights and remedies for the nonpayment of any such sums as Landlord may be entitled to in the case of default by Tenant in the payment of rent.

          18.5     Interest on Past Due Obligations.  Any amount due to Landlord
                   --------------------------------
hereunder not paid when due shall bear interest at the lower of fifteen percent (15%) per annum, or the highest rate then allowed by law, from the date due until paid in full. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

          18.6     Additional  Rent.  All  sums payable by Tenant to Landlord or
                   ----------------
to third parties under this Lease in addition to such sums payable pursuant to Paragraph 4 hereof shall be payable as additional sums of rent. For purposes of any unlawful detainer action by Landlord against Tenant pursuant to California Code of Civil Procedure Sections 1161-1174, or any similar or successor statutes, Landlord shall be entitled to recover as rent not only such sums specified in Paragraph 3 as may then be overdue, but also all such additional sums of rent as may then be overdue.

          18.7     Remedies  Not  Exclusive.  No  remedy  or  election hereunder
                   ------------------------
shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies herein provided or permitted at law or in equity.

     19.     Default  by  Landlord.
             ----------------------

          19.1     Cure  Period.  Landlord  shall not be deemed to be in default
                   ------------
in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within the period of time specifically provided herein, or if no period of time has been provided, then within thirty (30) days after receipt of written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more


                                       18.

than thirty (30) days are reasonably required for its performance , then Landlord shall not be deemed to be in default if it shall commence such performance within thirty (30) day period and thereafter diligently prosecute the same to completion.

          19.2     Mortgagee  Protection.     In the event of any default on the
                   ---------------------
part of Landlord, Landlord will provide written notice of default to Tenant and Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage encumbering the premises whose address shall have been furnished to Tenant, and before Tenant shall have any right to terminate this Lease Tenant shall grant such beneficiary or mortgagee a reasonable period within which to cure the default, including a reasonable period to obtain possession of the premises by power of sale or judicial foreclosure, if such action is necessary to effect a cure.

     20.     Advertisements  and  Signs.     Tenant shall not place or permit to
             ---------------------------
be placed any sign, display, advertisement or decoration ("sign") on the exterior of the Building, or elsewhere on the premises, without the prior written consent of Landlord as to the color, size, style, character, content, and location of each such sign. Upon termination of this Lease, Tenant shall remove any sign which it has placed on the premises or the Building, and shall repair any damage caused by the installation or removal of such sign.

     21.     Entry by Landlord.     Landlord and its agents shall be entitled to
             ------------------
enter into and upon the premises at all reasonable times, upon reasonable notice (except in the case of an emergency, in which event no notice shall be required), for purposes of inspecting or making repairs, alterations or additions to all or any portion thereof, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purposes of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of placing upon the premises any ordinary "for sale" signs, and during the ninety (90) day period prior to the expiration of this Lease, to place upon the premises any usual or ordinary "for lease" signs and exhibit the premises to prospective tenants at reasonable hours, all without any abatement of rent and without liability to Tenant for any injury or inconvenience to or interference with Tenant's business, quiet enjoyment of the premises, or any other loss occasioned thereby. Landlord's rights of entry as set forth in this paragraph shall be subject to the reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner designed to minimize interference with Tenant's business activities on the premises.

     22.     Subordination  and  Attornment.
             -------------------------------

          22.1     Subordination.  Tenant  agrees  that  this  Lease may, at the
                   -------------
option of Landlord, be subject and subordinate to any mortgage, deed of trust, or other instrument of security now of record or which is recorded after the date of this Lease affecting the land and Building, or land or Building, of which the premises form a part, and such subordination is hereby made effective without any further act of Tenant; provided that, no such subordination shall be effective unless Landlord first obtains from the lender a written agreement that provides in essence that as long as Tenant performs its obligations under this Lease, no foreclosure of , deed given in lieu of foreclosure of, or sale under the encumbrance, and no steps or procedures taken under the encumbrance, shall affect Tenant's rights under this Lease. Tenant shall execute and return to Landlord the written agreement and any other documents required by the lender to accomplish the purposes of this paragraph, within seven (7) days after delivery thereof to Tenant, and the failure of Tenant to execute and return any such instruments shall constitute a default hereunder.


                                       19.

          22.2     Attornment.  Tenant  shall  attorn  to  any  third  party
                   ----------
purchasing or otherwise acquiring the premises at any sale or other proceeding, or pursuant to the exercise of any rights, powers or remedies under any mortgages or deeds of trust or ground leases now or hereafter encumbering all or any part of the premises, as if such third party had been named as Landlord under this Lease.

     23.     Estoppel  Certificates  and  Financial  Statements.  Tenant  shall
             ---------------------------------------------------
within seven (7) days following request by Landlord: (a) execute and deliver to Landlord any documents including estoppel certificates, in the form presented to Tenant by Landlord (1) certifying that this Lease has not been modified or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (2) stating the date to which the rent and other charges are paid in advance, if at all, (3) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or if there are uncured defaults on the part of Landlord, stating the nature of such uncured defaults, and (4) evidencing the status of this Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage encumbering the premises or a purchaser of the premises from Landlord; and (b) deliver to Landlord the current financial statement of Tenant with an opinion of a certified public accountant, if available, including a balance sheet and profit and loss statement for the then current fiscal year, and the two (2) immediately prior fiscal years (if available), all prepared in accordance with generally accepted accounting principles consistently applied. Tenant's failure to deliver any such documents, including an estoppel certificate, or any such financial statements within seven (7) days following such request shall be an Event of Default under this Lease.

     24.     Notices.  Any  notice,  approval,  request,  demand,  or  consent
             -------
(collectively "notice") required or desired to be given under this Lease shall be in writing and shall be personally served or delivered by United States mail, registered or certified, postage prepaid, and addressed to the party to be served at the last address given by that party to the other party under the provisions of this paragraph. At the date of execution of this Lease, the addresses of Landlord and Tenant are as set forth above in the preamble to this Lease. Any notice delivered by mail pursuant to this paragraph shall be deemed to have been delivered three (3) days after the posted date of mailing.

     25.     Waiver.  The  waiver  by  either  party  of any breach of any term,
             ------
covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No term, covenant or condition shall be deemed to have been waived by either party unless such waiver is in writing and signed by the party making such waiver.

     26.     No  Accord  and  Satisfaction.  No payment by Tenant, or receipt by
             -----------------------------
Landlord, of an amount which is less than the full amount of rent and all other sums payable by Tenant hereunder at such time shall be deemed to be other than on account of (a) the earliest of such other sums due and payable, and thereafter (b) to the earliest rent due and payable hereunder. No endorsement or statement on any check or any letter accompanying any payment of rent or such other sums shall be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to receive payment of the balance of such rent and/or other sums, or Landlord's


                                       20.

right to pursue any remedies to which Landlord may be entitled to recover such balance.

     27.     Attorneys'  Fees.  If any action or proceeding at law or in equity,
             -----------------
or an arbitration proceeding (collectively an "action"), shall be brought to recover any rent under this Lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants, or conditions of this Lease, or for the recovery of possession of the premises, the prevailing party shall be entitled to recover from the other party as a part of such action, or in a separate action brought for that purpose, its reasonable attorneys' fees and costs and expenses incurred in connection with the prosecution or defense of such action. "Prevailing party" within the meaning of this paragraph shall include, without limitation, a party who brings an action against the other after the other is in breach or default, if such action is dismissed upon the other's payment of the sums allegedly due for performance of the covenants allegedly breached, or if the party commencing such action or proceeding obtains substantially the relief sought by it in such action, whether or not such action proceeds to a final judgment or determination.

     28.     Surrender.  Tenant  shall, upon expiration or sooner termination of
             ----------
this Lease, surrender the premises to Landlord in the same condition as existed on the date Tenant originally took possession thereof (reasonable wear and tear and damage due to causes beyond the reasonable control of Tenant excepted) with all interior walls cleaned, all holes in walls repaired, all carpets shampooed and cleaned, all HVAC equipment in operating order and in good repair, and all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall at such time also surrender to Landlord such alterations (as defined in Paragraph 9) as Landlord does not require Tenant to remove in accordance with Paragraph 9.6 above. Tenant, on or before the expiration or sooner termination of this Lease, shall remove all of its personal property and trade fixtures from the premises, and all property not so removed shall be deemed abandoned by Tenant. Tenant shall be liable to Landlord for costs of removal of any such abandoned trade fixtures or equipment of Tenant, or of any alterations Tenant fails to remove if so required by Landlord, together with the cost of returning the premises to its condition as of the date Tenant originally took possession thereof, and the transportation and storage costs of such items. If the premises are not so surrendered at the expiration or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the premises, including without limitation, any claims made by any succeeding tenant founded on such delay, losses to Landlord due to lost opportunities to lease to succeeding tenants, and attorneys' fees and costs. All keys to the premises or any part thereof shall be surrendered to Landlord upon expiration or sooner termination of the Lease term.

     29.     Holding Over.  This Lease shall terminate without further notice at
             -------------
the expiration of the Lease term. Any holding over by Tenant after expiration shall not constitute a renewal or extension of the Lease term or give Tenant any rights in or to the premises unless otherwise expressly provided in this Lease. Any holding over after the expiration with the express written consent of Landlord shall be construed to be a tenancy from month to month, at one hundred twenty-five percent (125%) of the monthly Base Rent for the last month of the Lease term, and shall otherwise be on the terms and conditions herein specified insofar as applicable, unless otherwise mutually agreed in writing by the parties.

     30.     Transfer  of  Premises by Landlord.  The term "Landlord" as used in
             -----------------------------------
this Lease, so far as the covenants or obligation on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title to the premises. In the event of any transfer of such


                                       21.

fee title, the Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall after the date of such transfer or conveyance be automatically freed and relieved of all liability with respect to performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided, that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest, shall be turned over to the grantee. The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the foregoing, be binding upon each Landlord hereunder only during his or its respective period of ownership.

     31.     Rules  and  Regulations  of  Building.
             --------------------------------------

          31.1 The sash doors, sashes, windows, glass doors, lights, and skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilets and urinals shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers or other substances of any kind shall be thrown into them. Waste and excessive or unusual use of water shall not be allowed. Tenant shall not mark, drive nails, screw or drill into, paint, nor in any way deface the walls, ceilings, partitions, floors, wood, stone or iron work. The expense of any breakage, stoppage or damage resulting form a violation of this rule shall be borne by Tenant.

          31.2 No additional lock or locks shall be placed by Tenant on any door in the Building unless written consent of Landlord shall have first been obtained. All keys shall be surrendered to Landlord upon termination of the tenancy.

          31.3 Tenant and its guests and employees shall not bring into or keep within the Building any animal (with the exception of dog guides for the blind) or motorcycle or other motor vehicle.

          31.4 No awnings are allowed. Any window covering desired by Tenant shall be installed at its expense and must be of such uniform shape, color, material and make as may first be approved by Landlord.

          31.5 Except for authorized maintenance personnel, neither Tenant nor its employees or invitees shall go upon the roof.

          31.6. Tenant may use or keep in the building solvents and inflammable or combustible fluid and materials as long as such material and fluids are stored in accordance with the procedures established by the local regulatory authorities.

          31.7 Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Building, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     32.     General  Provisions.
             --------------------

          32.1     Entire  Agreement.  This  instrument  including  the Exhibits
                   ------------------
attached hereto contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties hereto or their respective successors in interest. Any executed copy of this Lease shall be deemed an original for all purposes.

          32.2     Time.  Time is of the essence with respect to the performance
                   -----
of each and every provision of this Lease in which time of performance is a factor. All references to days contained in this Lease shall be deemed to mean calendar day, unless otherwise specifically stated.


                                       22.

          32.3     Captions.  The  captions  and  headings  of  the  numbered
                   ---------
paragraphs of this Lease are inserted solely for the convenience of the parties hereto, and are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

          32.4     California  Law.  This  Lease  shall  be  construed  and
                   ----------------
interpreted in accordance with the laws of the State California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant, and without to which party prepared this Lease.

          32.5     Gender; Singular and Plural.  When required by the context of
                   ----------------------------
this Lease, the neuter includes the masculine, the feminine, a partnership, a corporation, or a joint venture, and the singular shall include the plural.

          32.6     Partial  invalidity.  If  any provision of this Lease is held
                   --------------------
by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaind of the provisions hereof shall nonetheless continue in full force and effect and shall in no way be affected, impaired, or invalidated thereby.

          32.7     No Warranties.  Any agreements, warranties or representations
                   --------------
not expressly contained herein shall not bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not expressly contained in this Lease.

          32.8     Joint  and  Several  Liability.  If  Tenant  is more than one
                   -------------------------------
person or entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

          32.9     Successors  and Assigns.  The covenants and conditions herein
                   ------------------------
contained, subject to the provisions as to assignment, shall apply to and bind the heirs, executors, administrators, assigns, and any other person or entity succeeding lawfully, and pursuant to the provisions of this Lease, to the rights or obligations of either party of all of the parties hereto.

          32.10     Rules  and  Regulations.  Landlord  may  from  time  to time
                    ------------------------
promulgate reasonable rules and regulations in addition to those set forth in Paragraph 31 above for the use, safety, care, and cleanliness of the premises, and the preservation of good order thereon. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant shall abide by all such rules and regulations. If there is a conflict between such rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail.

          32.11     Authority.  The  parties  hereby  represent and warrant that
                    ----------
they have all necessary power and authority to execute and deliver this Lease on behalf of Landlord and Tenant, respectively.

          32.12     Memorandum  of  Lease.  Neither  Landlord  nor  Tenant shall
                    ----------------------
record this Lease or a short form memorandum hereof without the prior written consent of the other.

          32.13     Merger.  The  voluntary or other surrender of this Lease, or
                    -------
a mutual cancellation thereof, shall not work an automatic merger, but shall, at the sole option of Landlord, either terminate all or any existing subleases or subtenancies, or operate as an assignment to Landlord of any or all of such subleases or subtenancies.


                                       23.

          32.14     Force  Majeure.  Any  prevention  of  or  delay  in  the
                    ---------------
performance by a party hereto of its obligations under this Lease caused by inclement weather, labor disputes (including strikes and lockouts), inability to obtain materials or reasonable substitutes therefore, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other causes beyond the reasonable control of the party obligated to perform (except financial inability), shall excuse the performance by such party of its obligations hereunder (except the obligation of Tenant to pay rent and other sums hereunder) for a period of one day for each such day of delay.

          32.15     Real  Estate Brokers.  Except for Cunningham  Associates and
                    ---------------------             --------------------------
Cornish and Carey Commercial Real Estate, whose commission or fee shall be  paid
-----------------------------                                          ---------
by  Creekside  Industrial  Associates  in  accordance  with  the provisions of a
-------------------------------------
separate commission agreement, each party represents that it has not had any dealings with any real estate broker, finder, or other person, with respect to this Lease, and each party shall hold harmless the other party from all damages, expenses, and liabilities resulting from any claims that may be asserted against the other party by any broker, finder, or other person with whom the other party has or purportedly has dealt.

          32.16     Additional Paragraphs.  Paragraphs 33 through 35, as well as
                    ----------------------             --         --
the  following  exhibit,  are  added  hereto  and  made  a  part  of this Lease.

          Exhibit  "A"  --  Premises



     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the dates specified below immediately adjacent to their respective signatures. Delivery of this Lease to Landlord, duly executed by Tenant, constitutes an offer by Tenant to lease the premises as herein set forth, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the premises for the benefit of Tenant. This Lease shall only become effective and binding upon execution of this Lease by Landlord and delivery of a signed copy to Tenant.

                                               LANDLORD:

                                               Creekside  Industrial  Associates
                                               ---------------------------------
                                               a  partnership
                                                 -------------------------------

Date:     1/17/86                              By  /s/  Anthony  P.  Meier
      ---------------                            -------------------------------

Date:     1/17/86                              By  Preferred Properties Fund 80,
      ---------------                            -------------------------------
                                               by Montgomery  Realty Company  80
                                               ---------------------------------
                                               by Montgomery  Realty Investments
                                               ---------------------------------
                                              /s/ Anna Cheng - Portfolio Manager
                                               ---------------------------------

                                              TENANT:

                                               I.  C.  Sensors
                                               ---------------------------------
                                               a  California  Corporation
                                                 -------------------------------

Date:     Jan  17,  1986                       By  /s/  Donald  G.  Lynam
      ---------------------                       ------------------------------

Date:                                          By
      ---------------------                       ------------------------------



                                       24.

     33.     Option  to  Extend.
             -------------------

          33.1     Option.  At  the  expiration of the original term hereof, and
                   -------
provided Tenant is not then in default hereunder, Tenant may extend the term of this Lease for an additional period of sixty months (60) months commencing
                                             ------------  --
immediately following the Expiration Date (the "Extended Term"). Tenant shall exercise this option, if at all, by giving Landlord notice of Tenant's intention to do so at least one hundred eighty (180) days prior to the Expiration Date. Such extended term shall be upon all of the terms and the Expiration Date. Such extended term shall be upon all of the terms and conditions hereof, except that the monthly rental for the renewal term shall be ninety five percent (95%) of the fair market rental and shall be determined by negotiation and agreement of Landlord and Tenant. Unless expressly mentioned and approved in the written consent of Landlord provided for by Paragraph 17 of this Lease, the option rights of Tenant under this Paragraph are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant.

          33.2     Extended  Term  Rent.  As of the commencement of the Extended
                   ---------------------
Term, the monthly Base Rent for the Extended Term shall be subject to negotiations between Landlord and Tenant as to a fair market rental. The renegotiated rent will not take into consideration any improvements installed in the premises by Tenant at Tenant's expense. In the event the parties fail to agree upon the amount of the monthly Base Rent for the Extended Term prior to commencement thereof, the monthly Base Rent for the Extended Term shall be determined by appraisal in the manner hereafter set forth; provided, however, that in no event shall the monthly Base Rent for the Extended Term be less than the monthly Base Rent payable hereunder for the last full month of the Lease term immediately preceding commencement of the Extended Term.

          In the event it becomes necessary under this subparagraph 33.2 to determine the fair market monthly Base Rent of the premises by appraisal, Landlord and Tenant each shall appoint an experienced real estate appraiser who shall be a member of the American Institute of Real Estate Appraisers ("AIREA"), and such appraisers shall each determine the fair market monthly Base Rent for the premises, taking into account the value of the premises and prevailing comparable rentals in the area. Such appraisers shall, within twenty (20) business days after their appointment , complete their appraisals and submit their appraisal reports to Landlord and Tenant. If the fair market monthly Base Rent of the premises established in the two (2) appraisals varies by five percent (5%) or less of the higher rental, the average of the two shall be controlling. If said fair market monthly Base Rent varies by more than five percent (5%) of the higher rental, said appraisers, within ten (10) days after submission of the last appraisal, shall appoint a third appraiser who shall be a member of the AIREA. Such third appraiser shall, within twenty (20) business days after his appointment, determine by appraisal the fair market monthly Base Rent of the premises, taking into account the same factors referred to above, and submit his appraisal report to Landlord and Tenant. The fair market monthly Base Rent determined by the third appraiser for the premises shall be controlling, unless it is less than that set forth in the lower appraisal previously obtained, in which case the value set forth in said lower appraisal shall be controlling, or unless it is greater than that set forth in the higher appraisal previously obtained, in which case then rental set forth in the higher appraisal shall be controlling. If either Landlord or Tenant fails to appoint an appraiser, or if an appraiser appointed by either of them fails, after his appointment, to submit his appraisal within the required period in accordance with the foregoing, the appraisal submitted by the appraiser properly appointed and timely submitting his appraisal shall be controlling. If the two appraisers appoint by Landlord and Tenant are unable to agree upon a third appraiser within the required period in accordance with the foregoing, application shall be made within twenty (20) days thereafter by either Landlord or Tenant to the AIREA, which shall appoint a member of said institute willing to serve as appraiser. The cost of all appraisals under this subparagraph shall be borne equally by Landlord and Tenant.

     34.     Landlord's  Work.  Landlord  shall  perform  the  following work to
             -----------------
prepare  the  premises  for  Tenant's  occupancy:

          34.1     Provide  new  sheet  floor  covering  in  restrooms.
          34.2     Paint  restrooms.
          34.3 All plumbing fixtures shall be in good working condition to the best of Landlord's knowledge.
          34.4 All lighting fixtures shall be in good working condition to the best of Landlord's knowledge.
          34.5 All air-conditioning equipment shall be in good working condition to the best of Landlord's knowledge; laminar flow hoods and specialty air systems excepted.
          34.6 Landlord shall cause to have removed from the premises the following equipment:
                      (a)  Degreaser
                      (b)  Chiller  and  still
                      (c)  Carousel

     35.     Tenant's  Work.  Tenant  agrees  to construct, at Tenant's expense,
             ---------------
additional  improvements  as  follows:

          35.1 Installation of a floor drain with secondary containment in the warehouse area along the drain line towards the rear of the building.
          35.2 Installation of an outside chemical storage area using the dock access ramp or in such other area(s) as approved by the regulatory authorities. Said area shall be divided by a cement block wall, curbed for secondary containment and fence to provide security and screening.
          35.3 Installation of plastic piping to form a DI water loop within the perimeter of the existing clean room and such other areas as determined by the Tenant.
          35.4 Removal of partitions of approximately nine private offices, removal of carpet in the area and installation of vinyl tile flooring.
          35.5 Installation of exhaust fans and ducts through the roof. Tenant shall flash and re-roof all penetrations with hot mopping.
          35.6 Installation of a "clean-out" drain in the office/engineering area near the existing washrooms.

          Landlord consents to said work, however, said work shall be performed per the guidelines of Paragraph 9 herein. Landlord shall not be liable for, nor is this lease conditioned upon, Tenant's ability to perform said work.

FIRST ADDENDUM TO LEASE AGREEMENT BETWEEN CREEKSIDE INDUSTRIAL ASSOCIATES, LANDLORD, AND I. C. SENSORS, INC., A CALIFORNIA CORPORATION, TENANT, DATED JANUARY 31, 1990.

--------------------------------------------------------------------------------

This Lease Addendum is entered into by and between the parties and shall become a part of that Lease Agreement dated January 10, 1986.

RECITALS:
--------

     Landlord and Tenant agree to extend that Lease Agreement referenced above for the premises located at 1701 McCarthy Boulevard, Milpitas, CA 94035, consisting of approximately 33,922 square feet of building plus parking.

     Further, Landlord and Tenant agree that all terms, conditions and covenants of that Lease Agreement referenced above shall govern and prevail over the term of the extended lease period with the exception of the following paragraphs which shall govern:

     36.     EXTENDED TERM.  The term for the extended period shall be for sixty
             --------------
(60)  months  commencing  February  1,  1991,  and  ending  January  31,  1996.

     37.     RENTAL  REDUCTION.  As  consideration for extending the lease term,
             ------------------
Landlord grants a rental reduction of the base rent for the final twelve (12) month period of the initial lease term. Therefor, for the period commencing February 1, 1990 through January 31, 1991, the monthly net rent paid by Tenant shall be $25,441.

     38.     RENTAL  DURING  EXTENDED  TERM.  During the extended term, the base
             -------------------------------
monthly  rent  shall  be:

          $25,441  for  the  period  2/1/91  -  1/31/92
          $26,713  for  the  period  2/1/92  -  1/31/93
          $28,049  for  the  period  2/1/93  -  1/31/94
          $29,451  for  the  period  2/1/94  -  1/31/95
          $30,924  for  the  period  2/1/95  -  1/31/96

All  rents  are  due  on  the  first  day  of  each and every month, in advance.

     39.     LANDLORD'S  WORK.  Landlord  shall  perform the following work in a
             -----------------
timely  manner  and  at  the  reasonable  convenience  of  Tenant.

          1)  Front  Lobby  - The lobby shall be redecorated with new carpeting,
              ------------
wall covering and ceiling tiles. The ceiling grid shall be cleaned or repainted as necessary.

          2)  Exterior  Lighting - Existing light standards shall have installed
              ------------------
new fixtures that illuminate the parking area to reasonable standards of safety. Building "wall pack lights" shall be checked and bulb size shall be increased or new fixtures shall be installed to provide additional illumination.

          3)  Restroom  Addition- An additional men's and women's restroom shall
              ------------------
be constructed to include: men's restroom - two lavatories, two urinals and two water closets; women's restroom - two lavatories and two water closets. A supply/janitor closet shall be constructed within the restroom complex. Tenant and Landlord shall mutually designate an area of approximately 20' x 20' at the rear of the building for construction of the restroom complex.

          4)  Painting  -  All  interior  painted  walls  shall  be  repainted.
              --------

First  Addendum
I.  S.  Sensors,  Inc.
January  24,  1990
Page  2  of  2

          5) Patio Cover - A partial cover shall be provided over the rear patio
             -----------
eating  area.

     The design, specification and color of all materials shall be approved by the parties. All workmanship and materials shall be equal to or better than existing.

IN WITNESS WHEREOF, Landlord and Tenant have executed these presents, the day and year first above written.




LANDLORD                                    TENANT
--------                                    ------

/s/  Anna  Cheng                            /s/  Donald  G.  Lynam
----------------                            ----------------------
Anna  Cheng                                 Donald  G.  Lynam
for  Preferred  Properties  80              CEO
                                            for  I.  C.  Sensors,  Inc.

/s/  Anthony  P.  Meier
-----------------------
Anthony  P.  Meier
for  Creekside  Industrial
Associates

                                      LEASE
                                      -----


                         CREEKSIDE INDUSTRIAL ASSOCIATES
                         -------------------------------
                                    Landlord


                                  I.C. SENSORS
                         -------------------------------
                                     Tenant



                              ADDRESS OF PREMISES:

                             1701 MCCARTHY BOULEVARD
                               MILPITAS, CA 95035

                            SECOND ADDENDUM TO LEASE



     This Second Addendum to Lease (this "Second Addendum") is made and entered into by and between Creekside Industrial Associates, a California general partnership ("Landlord"), and I.C. Sensors, Inc., a California corporation ("Tenant"), effective the first day of April, 1992.

                                    RECITALS

     A. Landlord and Tenant have entered into that certain Lease dated January 10, 1986, as amended by that certain First Addendum to Lease Agreement dated January 31, 1990 (collectively the "Lease"), respecting the premises located at 1701 McCarthy Boulevard, Milpitas, California.

     B. Landlord and Tenant desire to amend the provisions of the Lease as set forth below.

                                   AGREEMENT

     NOW,  THEREFORE,  Landlord  and  Tenant  hereby  agree  as  follows:

     1.     Title  to Alterations.  Notwithstanding  the provisions of Paragraph
            ----------------------
9.5 of the Lease to the contrary, any alterations or improvements which may be made on the premises by Tenant, at Tenant's cost, shall remain the property of Tenant until the expiration or earlier termination of the term of the Lease. Except as expressly set forth above, any such improvement or alteration shall be subject to all of the other existing terms and conditions of the Lease.

     2.     No  Further  Modifications.  Except  as expressly  modified  by this
            --------------------------
Second Addendum, the terms and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Addendum effective as of the date first above written.

                                        "Landlord"

                                        Creekside Industrial Associates, a
                                        California  general  partnership

                                        By:  The Meier  Group, a California
                                             limited  partnership,  general
                                             partner


                                             By:
                                                --------------------------------
                                                Anthony  P.  Meier,
                                                General  Partner

                                        Preferred  Properties  Fund  80,  a
                                        California  limited partnership, general
                                        Partner

                                        By:  Montgomery Realty Company - 80, a
                                             California limited partnership, its
                                             general partner

                                          By:  Metric  Realty  Services,  L.P.,
                                               a  Delaware  limited
                                               Partnership,  as  Attorney-in-
                                               Fact

                                             By:  MP  Services,  Inc.,  a
                                                  Delaware  corporation,  its
                                                  general  partner

                                                  By: /s/
                                                     ---------------------------

                                                     Its: Portfolio Manager
                                                         -----------------------

                                        "Tenant"

                                        I.C.  Sensors,  Inc.,  a  California
                                        corporation

                                        By: /s/
                                           -------------------------------------

                                           Its: Vice President
                                               ---------------------------------

THIRD ADDENDUM TO LEASE AGREEMENT DATED 1/10/86 BETWEEN CREEKSIDE INDUSTRIAL ASSOCIATES, LANDLORD, AND I.C. SENSORS, INC., A CALIFORNIA CORPORATION

--------------------------------------------------------------------------------

This  Lease  Addendum  is  entered  into on this 24th day of March, 1995, by and
                                                 ----        -----
between  the  parties  and  shall  become  a  part of that Lease Agreement dated
January  10,  1986.

RECITALS:
---------

     Landlord, Beneficiary and Tenant agree to extend that Lease Agreement referenced above for the premises located at 1701 McCarthy Boulevard, Milpitas, CA 94035, consisting of approximately 33,922 square feet of building plus parking.

     Further, Landlord, Beneficiary and Tenant agree that all terms, conditions, and covenants of that Lease Agreement referenced above shall govern and prevail over the term of the extended lease period with the exception of the following paragraphs which shall govern:

     39.     EXTENDED  TERM.  The  term  for  the  extended  period shall be for
             --------------
fifty-nine  (59)  months  commencing  February  1, 1996, and ending December 31,
2000.

     40.     RENTAL  DURING EXTENDED TERM.  During  the  extended term, the base
             ----------------------------
monthly rent  shall  be:

               $22,049  for  the  period  02/1/96 - 01/31/97

               $22,897  for  the  period  02/1/97 - 01/31/98
               $23,745  for  the  period  02/1/98 - 01/31/99
               $24,593  for  the  period  02/1/99 - 12/31/99
               $25,442  for  the  period  01/1100 - 12/31/00

All  rents  are  due on the first day of each arid every month, in advance.

     41.     OPTION  TO  EXTEND,  Tenants  shall  have  the option to extend the
             ------------------
extended term for one (1) five-year term. The term shall commence on January 1, 2001 and terminate on December 31, 2005. Tenant shall notify Landlord of its election to exercise this option, in writing, on or before July 1, 2000. The base monthly rent during the entire extended term shall be $26,290.

     42.     OPTION  TO  PURCHASE.  Tenant shall have the option to purchase the
             --------------------
premises at any time before April 1,1996. The purchase price shall be $2,377,000, with no financing contingencies.

     Tenant shall notify Landlord of its election to purchase, in writing, at least 30 days prior to the purchase date. Tenant represents that no brokerage commissions shall be due on its behalf for this transaction.

     43.     TENANT'S  WORK.  Landlord  shall  allow  Tenant  to  construct  the
             ---------------
following  improvements  to  the  premises:

     -     Upgrade  the  existing  electrical  service  and  distribution.

     -     Increase  water  and  sewer  capacity.

     -     Increase  HVAC  capacity.

     -     Bring  Premises  into  compliance  with  the  ADA.


IN WITNESS WHEREOF, Landlord, Beneficiary and Tenant have executed these presents, the day and year first above written.

LANDLORD                                       TENANT
--------                                       ------

SEE  SIGNATURE  BLOCK  ATTACHED
-----------------------------------            ---------------------------------
for Creekside Industrial Associates            for  I.  C.  Sensors,  Inc.

                                                     4/12/95
-----------------------------------            ---------------------------------
DATE                                           DATE


BENEFICIARY (See letter dated March 14, 1995 attached to and made a part of this
-----------
Addendum)


-----------------------------------------
Mutual Life Insurance Company of New York


--------------------------
DATE

THIRD ADDENDUM TO LEASE AGREEMENT DATED 1/10/86 BETWEEN CREEKSIDE INDUSTRIAL ASSOSIATES, LANDLORD, AND I.C. SENSORS, INC., A CALIFORNIA CORPORATION

LANDLORD
--------
CREEKSIDE INDUSTRIAL ASSOCIATES

PREFERRED PROPERTIES FUND 80
By: METRIC MANAGEMENT, INC.
    AS AGENT FOR OWNER

/s/  Richard A. Faber
----------------------
     Richard A. Faber
     Vice President

Date: 3/24/95
      -------

                                GUARANTY OF LEASE


          THIS GUARANTY OF LEASE ("Guaranty") is made as of June 2000, by MEASUREMENT SPECIALTIES, INC., a New Jersey corporation ("Guarantor"), in favor of DL CREEKSIDE BUSINESS PARK, LLC, a Delaware limited liability company ("Landlord"), with reference to the following facts~

          A. Landlord is the owner of certain real property commonly known as 1701 McCarthy Boulevard, Milpitas, CA 94035 (the "Property").

          B. I. C. Sensors, Inc., a California corporation ("Tenant") is the lessee of the Property pursuant to that certain Lease dated January 10, 1986, between Tenant and Creekside Industrial Associates ("CIA"), as amended by that certain First Addendum to Lease Agreement between CIA and Tenant, dated January 31, 1990, that certain Second Addendum to Lease between CIA and Tenants dated April 1,1992, and that certain Third Addendum to Lease Agreement between CIA and Tenant, dated March 24, 1995 (collectively, the "Lease")

          C. Tenant has requested Landlord's consent to the transfer of ownership of all of the outstanding shares of Tenant to Guarantor. Guarantor is willing to execute this Guaranty for the express and intended purpose of inducing Landlord to consent to such transfer, and in consideration of the anticipated benefit to Guarantor of obtaining such consent Landlord would not consent to such transfer but for the execution and delivery of this Guaranty by Guarantor.

          D. Guarantor is executing this Guaranty in consideration of the anticipated benefit of obtaining Landlord's consent to.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Guarantor hereby agrees as follows:

     1.  Guaranty. Guarantor does hereby absolutely and unconditionally, jointly
         --------
and severally guarantee to Landlord the prompt payment of all amounts that Tenant, or any assignee of Tenant's interest under the Lease, may at any time owe under the Lease, any extensions, renewals or modifications thereof, and further guarantees to Landlord the full, prompt and faithful performance by Tenant, or any assignee of Tenant's interest under the Lease, of each and all of the covenants, terms, and conditions of the Lease, or any extensions, modifications or renewals thereof, to be hereafter performed and kept by Tenant, or any assignee of Tenant's interest under the Lease (all such, obligations of Tenant under the Lease are referred to as "Tenant's Obligations"). Guarantor hereby agrees to indemnify, defend and hold Landlord harmless of a breach or default under the Lease by Tenant or any assignee of Tenant's interest under the Lease, provided, that, Guarantor's liability to Landlord for any such Claims shall be limited to an amount equal to the amount of (i) the damages which Landlord would be entitled to receive under the Lease as a result of such breach or default without regard to the occurrence of any event that may discharge Tenant from liability therefor (such as the bankruptcy of Tenant), plus (ii) all reasonable costs and expenses incurred by Landlord in enforcing or establishing its rights under this Guaranty and/or the Lease, including, without limitation, court costs and reasonable attorneys' fees and disbursements.

See  Supplement,  Page  2A.

     2.  Independent  Obligations.  Guarantor's  obligations  hereunder  are
         ------------------------
independent of the obligations of Tenant, or any assignee of the Lease, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Tenant or any such assignee or whether or not Tenant or any such assignee be joined in any such action or actions.

     3.  Rights  of  Landlord.  Guarantor authorizes Landlord, without notice or
         --------------------
demand and without affecting its liability hereunder, from time to time to (a) extend, accelerate, or otherwise change the time for any payment provided for in the Lease, or any covenant, term or condition of the Lease, impair or suspend the Landlord's remedies or rights against Tenant in connection with the Lease, and to consent to any assignment, subletting or reassignment of the Lease; (b) take and hold security for any payment provided for in the Lease or for the performance of any covenant term or condition of the Lease, or exchange, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof as Landlord in its discretion may determine; and (d) release or substitute Tenant or any other guarantor or other person or entity liable in respect of all or any part of Tenant's Obligations. Landlord may without notice assign this Guaranty, the Lease, or the rents and other sums payable thereunder. Notwithstanding any termination, renewal, extension or holding over of the Lease, this Guaranty shall continue until all of Tenant's Obligations have been fully and completely performed by Tenant or any assignee of the Lease.

Guarantor shall not be released by any act or event which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Landlord or its failure to proceed promptly or otherwise as against Tenant or Guarantor, or by reason of any action taken or omitted or circumstance which may or might vary the risk or affect the rights or remedies of Guarantor as against Tenant, or by reason of any further dealings between Tenant and Landlord, whether relating to the Lease or otherwise, and Guarantor hereby expressly waives and surrenders any defense to its liability hereunder based upon any of the foregoing acts, omissions, things, agreements, waivers or any of them; it being the purpose and intent of this Guaranty that the obligations of Guarantor hereunder are absolute and unconditional under any and all circumstances.

Guarantor further agrees that to the extent Tenant or Guarantor makes any payment to Landlord in connection with Tenant's Obligations and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Landlord or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Landlord, Tenant's Obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

     4. Waiver of Defenses.  Guarantor  waives (a) any right to require Landlord
        ------------------
to (i) proceed against Tenant or any other guarantor or any other person or entity; (ii) proceed against or exhaust any security held from Tenant or Guarantor; (iii) pursue any other remedy in Landlord's power which Guarantor cannot itself pursue, and which would lighten its burden; (b) all statutes of limitations as a defense to any action brought against Guarantor by Landlord to the fullest extent permitted by law; (c) any defense based upon any legal disability of Tenant, or any assignee of the Lease, or any discharge or limitation of the liability of Tenant, or any assignee of the Lease, to Landlord, whether consensual or arising by operation of law or any bankruptcy, reorganization, receivership, insolvency, or debtor-relief proceeding, or from any other cause; (d) presentment, demand, protest and notice of any kind; and
(e) any defense based upon or arising out of any defense which Tenant, or any assignee of the Lease, may have to the payment or performance of any part of Tenant's Obligations. Guarantor waives all demands upon and notices to Tenant, or any assignee of Tenant's interest under the Lease, and to Guarantor, including demands for performance, notices of non-performance, notices of non-payment and notice of acceptance of this Guaranty.

     5.  Waiver of Subrogation.
         ---------------------

          (a) Notwithstanding any other prevision of this Guaranty to the contrary, until the obligations of Tenant under the Lease are fully performed and paid, Guarantor hereby waives any claims or other rights which Guarantor may now have or hereafter acquire against Tenant or any other guarantor of all or any of Tenant's Obligations, which claims or other rights arise from the existence or performance of Guarantor's obligations under this Guaranty or the Lease (all such claims and rights are referred to as "GUARANTOR'S CONDITIONAL RIGHTS"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Landlord against Tenant or any collateral which Landlord now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Tenant, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of any Guarantor's Conditional Rights and either (i) such amount is paid to Guarantor at any time when Tenant's Obligations shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to Guarantor, any payment made by Tenant to Landlord is at any time determined to be a Preferential Payment, then such amount paid to Guarantor shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord to be credited and applied upon Tenant's Obligations, whether matured or unmatured, in such order as Landlord, in its sole and absolute discretion, shall determine.

          (b) To the extent that any of the provisions of subsection (a) of the above Section shall not be enforceable, Guarantor agrees that until such time as Tenant's Obligations have been paid and performed in full and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord may be determined to be a Preferential Payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Landlord's right to full payment and performance of Tenant's Obligations, and Guarantor shall not enforce Guarantor's Conditional Rights during such period.

     6.     Costs  and  Expenses  If  Guarantor  fails  to  perform  any  of its
            --------------------
obligations under this Guaranty or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

     7.     Notices.  Any  notice,  demand  or  request by Landlord to Guarantor
            -------
shall be in writing and shall be deemed to have been duly given or made if personally delivered, sent by overnight courier or mailed by certified or registered mail addressed to Guarantor at the address set forth below. Any such notice shall be deemed given upon actual receipt (or attempted delivery if delivery is refused.)

                              Guarantor:     Measurement  Specialties,  Inc.
                              ---------

See  Supplement, Page 4 A.                   __________________________________
                                             __________________________________
                                             __________________________________


     8.  Delay; Cumulative Remedies. No delay or failure by Landlord to exercise
         --------------------------
any right or remedy against Tenant or Guarantor will be construed as a waiver of that right or remedy. All remedies of Landlord against Tenant and Guarantor are cumulative.

     9.  Miscellaneous.
         -------------

          (a) This Guaranty shall bind Guarantor, its heirs, executors, successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns.

          (b) The invalidity or unenforceability of any one or more provisions of this Guaranty will not affect any other provision.

          (c) This Guaranty and each and every term and provision thereof shall be construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, Guarantor has executed this instrument on the day and year first above written.

                               Guarantor:  MEASUREMENT SPECIALTIES, INC.,
                                           a  New  Jersey  corporation


                                           By:  /s/  Kirk  Dischino
                                              ----------------------------------

                                           Name:  Kirk  Dischino
                                                --------------------------------

                                           Its:  Chief  Financial  Officer
                                               ---------------------------------



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Its:
                                               ---------------------------------

                       GUARANTY OF LEASE (THE "GUARANTY")
                                       BY
                          MEASUREMENT SPECIALTIES, INC.
                                   IN FAVOR OF
                         DL CREEKSIDE BUSINESS PARK, LLC



Supplementing Section 1 of the Guaranty, notwithstanding any term or provision of this Guaranty to the contrary, this Guaranty shall terminate, and the Guarantor's obligations hereunder shall be of no further force or effect, upon an assignment of the Lease for which the Landlord's prior written consent has been given pursuant to Section 17 of the Lease.


                                          MEASUREMENT  SPECIALTIES,  INC.,  a
                                          New  Jersey  corporation


                                          By:  /s/  Kirk  Dischino
                                             -----------------------------------
                                             Kirk  Dischino
                                             Chief  Financial  Officer


                                     Page 2A

Guarantor
---------

Measurement Specialties, Inc.
80 Little Falls Road
Fairfield, New Jersey 07004
Attn: Kirk Dischino, CFO
Fax: 973-808-5619

With copies to:

McCarter & English
100 Mulberry Street
Four Gateway Center
Newark, New Jersey 07001
Attn: Kenneth E. Thompson, Esq.
Fax 973-624-7070

-And-

John Arnold, Esq.
104 Highland Terrace
Woodside, California 94062
Fax : 650-851-7374


                                    Page 4A

                                    ICSENSORS
                  (a division of Measurement Specialties Inc.)
                               1701 McCarthy Blvd.
                               Milpitas, CA 95035
                              Phone: 408.432.1800
                                Fax: 408.434.6887



CERTIFIED  MAIL,  RETURN  RECEIPT  REQUESTED




May  31,  2000

Ms.  Janine  Roberts
DL  Creekside  Business  Park,  LLC
C/o  DRA  Advisors
220  East  42nd  Street  27th  Floor
New  York,  New  York  10017

RE:  IC  Sensors,  Inc.
     Lease for premises located at 1701 McCarthy Boulevard, Milpitas, California

Dear  Ms.  Roberts:

Pursuant to Section 41 of the Lease dated January 10, 1986 between Creekside Industrial Associates and IC Sensors, Inc., as amended by the Third Addendum to Lease dated March 24, 1995, IC Sensors, Inc. hereby exercises its extension option, extending the term for an additional five years.

                                                  Very  truly  yours,


                                                  /s/  Kirk  Dischino
                                                  Kirk  Dischino
                                                  Chief  Financial  Officer

CC:    Craig  B.  Etlin,  Esq.  (via  certified mail, return receipt requested)
       Ms.  Donna  Brown  (via  certified  mail,  return  receipt  requested)